Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sema4 Holdings Corp. (the “registrant”) on Form 10-Q for the quarterly period ended June 30, 2022, as filed with the Securities and Exchange Commission (the “Report”), I, Richard Miao, Interim Chief Financial Officer of the registrant, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant as of and for the period covered by the Report.

Date: August 15, 2022	By:	/s/ Richard Miao
Richard Miao
Interim Chief Financial Officer (Principal Financial Officer)